Legal Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Legal Contingencies
Legal contingencies
ASML is party to various legal proceedings generally incidental to our business. ASML also faces exposures from other actual or potential claims and legal proceedings. In addition, ASML’s customers may be subject to claims of infringement from third parties alleging that the ASML equipment used by those customers in the manufacture of semiconductor products, and / or the methods relating to use of the ASML equipment, infringes one or more patents issued to those third parties. If these claims were successful, ASML could be required to indemnify such customers for some or all of the losses incurred or damages assessed against them as a result of that infringement.
We accrue for legal costs related to litigation and legal proceedings in our Consolidated Statements of Operations at the time when the related legal services are actually provided to us.
In 2017, no losses were recorded as a charge to our Consolidated Statements of Operations (2016: EUR 8.4 million and 2015: EUR 0.1 million).
From late 2001 through 2004, ASML was a party to a series of civil litigation and administrative proceedings in which Nikon alleged ASML’s infringement of Nikon patents generally relating to lithography. ASML in turn filed claims against Nikon. Pursuant to agreements executed on December 10, 2004, ASML and Nikon agreed to settle all pending worldwide patent litigation between the companies. The settlement included an exchange of releases, a patent cross-license agreement related to lithography equipment used to manufacture semiconductor devices, and payments to Nikon by ASML. Under the Nikon Cross-License Agreement, ASML and Nikon granted to each other a non-exclusive license for use in the manufacture, sale, and use of lithography equipment, under their respective patents.  The license granted relating to many of the patents of each party was perpetual, but the license relating to certain other of the patents expired at the end of 2009. Each party had the right to select a limited number of the other party’s patents where the license for such patents expired in 2009 to be subject to a permanent covenant not to sue in respect of patent infringement claims. In October 2016, the Patent Selection was completed.
In addition, the Nikon Cross-License Agreement provided that following the termination of some of the licenses granted in the Nikon Cross-License Agreement on December 31, 2009, there would be a standstill period during which the parties agreed not to bring patent infringement suits against each other. This standstill period ran from January 1, 2010 through December 31, 2014. Damages resulting from claims for patent infringement occurring during the Cross-License Transition Period are limited to three percent of the net sales price of applicable licensed products including optical components.
In April 2017, Nikon sued ASML in both the Netherlands and Japan, alleging that the manufacture, sale, and / or use by ASML of certain equipment infringes asserted Nikon patents, and requesting both damages and injunctive relief prohibiting the sale or manufacture of such equipment. Nikon also sued in Germany, Carl Zeiss SMT GmbH, a supplier to ASML of components that ASML sells with or as part of certain lithography equipment. Nikon alleges that the manufacture, sale, and / or use of certain of these Carl Zeiss SMT GmbH components infringe asserted Nikon patents, and also seeks damages and an injunction prohibiting Carl Zeiss SMT GmbH from manufacturing or exporting certain components. Certain of these proceedings may result in court judgments during early 2018. Nikon has also initiated proceedings in the United States District Court for the District of Arizona in which Nikon has requested that the court order ASML to provide certain information to Nikon.
In response to Nikon’s actions, ASML, in some cases jointly with Carl Zeiss SMT GmbH and / or its affiliates, filed several lawsuits against Nikon both in Japan and in a number of venues in the US, alleging patent infringement of certain patents owned by ASML and / or Carl Zeiss SMT GmbH and / or its affiliates.
We may incur substantial legal fees and costs in connection with these lawsuits, and we may not prevail. Patent litigation is complex and may extend for a protracted period of time, giving rise to the potential for both substantial costs and diverting the attention of key management and technical personnel. Potential adverse outcomes from this or any other patent litigation may include, without limitation, payment of significant monetary damages, injunctive relief prohibiting our sale of products, and / or settlement involving significant costs to be paid by us, any of which may have a material adverse effect on our business, financial condition and / or results of operations. We are unable to predict at this time what its outcome might be, or whether any other patent suit, by Nikon or another third party, may arise.
If Nikon is successful in obtaining injunctive relief prohibiting ASML or Carl Zeiss SMT GmbH from manufacturing, exporting or selling systems or components, this could effectively prohibit ASML from selling some of its systems, and, if Nikon is successful in obtaining a damages award such damages could be significant and could have a material adverse effect on our business, financial condition and results of operations.